COLUMBUS FUNDS, INC.

                           COLUMBUS LOW DURATION FUND
                           COLUMBUS INTERMEDIATE FUND
                               COLUMBUS CORE FUND
                             COLUMBUS CORE PLUS FUND
                       COLUMBUS CORPORATE OPPORTUNITY FUND

                              PROSPECTUS SUPPLEMENT
                              DATED AUGUST 30, 2005

COLUMBUS CORPORATE OPPORTUNITY FUND CLOSED

Effective August 16th 2005 the Columbus Corporate Opportunity Fund (the "Fund") closed and ceased all operations after all shareholders redeemed their shares in the Fund. The Columbus Core Fund and Columbus Core Plus Fund remain open and are accepting new shareholders.